June 5, 2015

Qorvo, Inc.
7628 Thorndike Road
Greensboro, NC 27409

Re:
First Amendment to Credit Agreement, dated as of April 7, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among Qorvo, Inc., a Delaware corporation (the “Borrower”), certain of its Subsidiaries from time to time party thereto as Guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

The parties hereto agree that subclause (b) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended to read as follows:

(b)    during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

The Credit Agreement remains in full force and effect as modified to the extent set forth herein. This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of this letter by facsimile or other secure electronic format (.pdf) shall be effective as an original. This letter agreement shall be effective upon receipt by the Administrative Agent of counterparts of this letter agreement executed by the Loan Parties and the Required Lenders. This letter agreement is a Loan Document.

This letter shall be governed by and construed in accordance with the laws of the State of New York.

[signature pages follow].

Very truly yours,

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

FIRST AMENDMENT
QORVO, INC.

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:     /s/ Thomas M. Paulk
Name:    Thomas M. Paulk
Title:    Senior Vice President

TD BANK, N.A.,
as a Lender

By:     /s/ M. Bernadette Collins
Name:    M. Bernadette Collins
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ David G. Dickinson, Jr.
Name:    David G. Dickinson, Jr.
Title:    Senior Vice President

BANK OF THE WEST,
as a Lender

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:     /s/ Kelly Attayek
Name:    Kelly Attayek
Title:    Assistant Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:     /s/ Lillian Kim
Name:     Lillian Kim
Title:     Director

FIRST AMENDMENT
QORVO, INC.

Accepted and Agreed to:

BORROWER:            QORVO, INC.,

By:     /s/ Suzanne B. Rudy
Name:    Suzanne B. Rudy
Title:    Vice President, Corporate Treasurer & Compliance Officer

GUARANTORS:	AMALFI SEMICONDUCTOR, INC.
PREMIER SERVICES – A SIRENZA COMPANY
RF MICRO DEVICES, INC.
RF MICRO DEVICES INTERNATIONAL, INC.
TRIQUINT, INC.
TRIQUINT SEMICONDUCTOR, INC.
TRIQUINT TFR, INC.

By:     /s/ Suzanne B. Rudy
Name:    Suzanne B. Rudy
Title:    Treasurer

RFMD, LLC

By:     /s/ Suzanne B. Rudy
Name:    Suzanne B. Rudy
Title:    Manager

TRIQUINT SEMICONDUCTOR TEXAS, LLC
By: TriQuint Semiconductor, Inc., its member

By:     /s/ Suzanne B. Rudy
Name:    Suzanne B. Rudy
Title:    Treasurer

TRIQUINT CW, INC.

By:     /s/ Suzanne B. Rudy
Name:    Suzanne B. Rudy
Title:    Assistant Treasurer

FIRST AMENDMENT
QORVO, INC.